Exhibit 10.1
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT
AND FIRST AMENDMENT TO SECURITY AGREEMENT
     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT AND FIRST AMENDMENT TO SECURITY AGREEMENT (hereinafter called this “Amendment”) is dated as of September 17, 2010, by and among BREITBURN OPERATING L.P., a Delaware limited partnership (the “Company”), BREITBURN ENERGY PARTNERS L.P., as Parent Guarantor (“Parent”), BreitBurn GP, LLC (the “Parent GP”), BreitBurn Operating GP, LLC (the “General Partner”) the Subsidiaries of the Parent and/or the Company, as guarantors (the “Subsidiary Guarantors”, and together with the Parent, the Parent GP, and the General Partner, the “Guarantors”), the Lenders (defined below), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity “Administrative Agent”). Capitalized terms used in this Amendment, and not otherwise defined in this Amendment, have the meanings assigned thereto in the Credit Agreement defined below.
W I T N E S S E T H:
     WHEREAS, the Company, the Guarantors, Administrative Agent, Issuing Lender and the Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of May 7, 2010 (as amended, modified or restated from time to time, the “Credit Agreement”), whereby upon the terms and conditions therein stated the Lenders have agreed to make certain loans to the Company upon the terms and conditions set forth therein; and
     WHEREAS, the Company and the Parent have notified the Administrative Agent and the Lenders that Company and Terra Energy Company LLC, a Michigan limited liability company (“Terra”) intend to form a new subsidiary BreitBurn Collingwood Utica LLC, as a Delaware limited liability company (“Utica”);
     WHEREAS, the Company and Terra intend to assign to Utica (the “Utica Transfer”) certain of its Oil and Gas Properties in Alpina, Antrim, Cheboygan, Crawford, Kalkaska, Montmorency, Otsego, Oscoda, Alcona and Presque Isle Counties, Michigan in the interval defined as being from the top of the Cincinnatian formation down to 100 feet above the top of the Glenwood formation, including the Collingwood Utica Shale, (the “Utica Shale Interests”);
     WHEREAS, the Company has requested that the Lenders (i) classify Utica as an Unrestricted Entity under the Credit Agreement, (ii) amend the Security Agreement to not require a pledge of the equity in Utica, and (iii) consent to the formation of Utica and the Utica Transfer; and
     WHEREAS, subject to the terms hereof, the undersigned Lenders are willing to agree to the consents and amendments to the Credit Agreement and the Security Agreement as set forth herein.
     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:
     SECTION 1. Consent. Effective as of the Amendment Effective Date, pursuant to the request of the Company and the Parent, the undersigned Lenders hereby consent to the formation of Utica and the Utica Transfer pursuant to Section 8.04(k) of the Credit Agreement and agree that such Transactions do not violate any restrictions under Section 8.06 of the Credit Agreement.
     SECTION 2. Amendments to Credit Agreement. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:
     (a) Amendment to Definition of Unrestricted Entity. The definition of Unrestricted Entity is amended to read as set forth below.
     “Unrestricted Entity” means (1) the entities listed on Schedule 6.19 under the heading “Unrestricted Entities”; and (2) in the event an entity that is not a Wholly Owned Subsidiary becomes, after the Effective Date, a subsidiary of Parent, then such entity shall be an Unrestricted Entity, provided, however, in the event that (a) any of the foregoing entities (other than the Unrestricted Utica Shale Subsidiary) becomes a Wholly Owned Subsidiary of Parent, or (b) any of the foregoing entities guarantees, or grants any Lien to secure, any Indebtedness of Parent or any Restricted Subsidiary of Parent, then such entity shall no longer be an Unrestricted Entity and shall be a Restricted Subsidiary, and all of the covenants and other provisions of this Agreement applicable to Restricted Subsidiaries shall apply to such Subsidiary. In addition, Parent or Company may, by notice given to the Administrative Agent, designate an Unrestricted Entity as a Restricted Subsidiary, provided that the requirements of this Agreement pertaining to the granting of Collateral and the giving of a Guaranty by such Subsidiary (including Sections 4.01, 4.02, 7.14 and 7.15) shall be satisfied as a condition of such designation.
     (b) Amendment to Section 1.01 Section 1.01 is amended to add the definitions of “Unrestricted Utica Shale Subsidiary” and “Utica Shale Properties” alphabetically under Section 1.01 as follows:
     “Unrestricted Utica Shale Subsidiary” means BreitBurn Collingwood Utica LLC, a Delaware limited liability company.
     “Utica Shale Properties” means the Oil and Gas Properties in Alpina, Antrim, Cheboygan, Crawford, Kalkaska, Montmorency, Otsego, Oscoda, Alcona and Presque Isle Counties, Michigan in the interval defined as being from the top of the Cincinnatian formation down to 100 feet above the top of the Glenwood formation, including the Collingwood Utica Shale.
     (c) Amendment of Section 8.18 (Unrestricted Entities).
     Section 8.18 of the Credit Agreement is amended in its entirety as follows:
     Section 8.18 Unrestricted Entities
     (a) No Loan Party or any of its Subsidiaries shall incur, assume, guarantee or otherwise become liable in respect of any Indebtedness or any other obligations, or grant or permit to exist any Lien on any of its Property to secure any Indebtedness of or other obligations of, or provide any other form of credit support to any Unrestricted Entity.
     (b) At all times when the Unrestricted Utica Shale Subsidiary is wholly-owned directly or indirectly by the Parent, the Parent (and the Company, if the Unrestricted Utica Shale Subsidiary is a subsidiary of the Company) will cause the management, business, operations and affairs of the Unrestricted Utica Shale Subsidiary to be conducted in such a manner so that the Unrestricted Utica Shale Subsidiary will be treated as an entity separate and distinct from the

Parent, the Company and each of their Restricted Subsidiaries, including: (i) keeping separate books of account and financial statements, showing the assets and liabilities of the Unrestricted Utica Shale Subsidiary separate and apart from those of the Parent, the Company and the Restricted Subsidiaries, (ii) furnishing separate financial statements of the Unrestricted Utica Shale Subsidiary to creditors and potential creditors thereof, (iii) not permitting any properties or assets of the Parent, the Company or any Restricted Subsidiary to be commingled with properties of the Unrestricted Utica Shale Subsidiary, and holding assets and properties in proper legal names, (iv) conducting business under separate names, and (v) holding the Unrestricted Utica Shale Subsidiary out to be separate and apart from the Parent, the Company and the Restricted Subsidiaries. Notwithstanding the foregoing, it is understood and agreed that the Unrestricted Utica Shale Subsidiary may be required to be consolidated with the Parent or the Company under GAAP or for reporting purposes by the SEC or other Governmental Authorities, and such consolidation and/or reporting shall not be a violation of this Section 8.18.
     (c) At all times when the Unrestricted Utica Shale Subsidiary is wholly-owned directly or indirectly by the Parent, the Parent (and the Company, if the Unrestricted Shale Subsidiary is a subsidiary of the Company) will not, and will not permit any of their Restricted Subsidiaries to, (i) permit the Unrestricted Utica Shale Subsidiary to incur or be liable for any Indebtedness in excess of $5 million principal amount at any time outstanding; or (ii) permit the Unrestricted Utica Shale Subsidiary to own any Property other than (A) Property of the type described in the definition of “Oil and Gas Properties” which is associated with Utica Shale Properties, (B) cash and Cash Equivalents, (C) equity in a joint venture or similar entity that owns a portion of the Utica Shale Properties and (D) equity of the Parent.
     (d) Amendment to Schedule 6.19 (Subsidiaries). Schedule 6.19 of the Credit Agreement is revised to read as set forth on Schedule 6.19 attached hereto.
     SECTION 3. Amendment to Security Agreement and Guarantor Confirmation.
     (a) The definition of “Excluded Equity Interests” in the Security Agreement is amended by adding a new clause (iv), and by renumbering existing clauses (iv) and (v) to become clauses (v) and (vi), respectively, so that the definition reads in its entirety as follows:
     “Excluded Equity Interests means, (i) each Debtor’s Equity in Frederic HOF Limited Partnership, Saginaw Bay Lateral Michigan Limited Partnership, Seal Beach Gas Processing Venture, Wilderness-Chester Gas Processing Limited Partnership, Wilderness-Chester LLC, Wilderness Energy, L.C., and Wilderness Energy Services Limited Partnership if, and to the extent that, and for so long as, including such Equity in the definition of “Collateral” would violate applicable law or a contractual obligation binding on such Equity, (ii) the Parent’s Equity in BreitBurn GP, LLC, (iii) BreitBurn GP, LLC’s general partnership interest in the Parent, (iv) the Company’s and Terra Energy Company LLC’s Equity in BreitBurn Collingwood Utica LLC, (v) Margin Stock not required to be pledged pursuant to Section 8.07(b), and (vi) any Equity in an entity (other than those listed in clauses (i)-(v)) to the extent that, and for so long as, including such Equity in the definition of “Collateral” would violate a contractual obligation binding on such assets that existed at the time of the acquisition thereof and was not created or made binding on such assets in contemplation or in connection with the acquisition of such assets; provided, however, that if any entity listed in clause (i) becomes a Wholly Owned Subsidiary, no Debtor’s Equity interests in such Wholly Owned Subsidiary shall be deemed Excluded Equity Interests; and provided further that the term Excluded Equity Interests does not include dividends or other distributions paid in respect of the Debtor’s Equity in the above-listed entities and Equity, and does not include the proceeds of any Disposition of such Equity.”
     (b) The Guarantors hereby consent and agree to this Amendment and each of the transactions contemplated thereby and hereby.
     (c) The Company and each of the Guarantors ratifies and confirms the debts, duties, obligations, liabilities, rights, titles, pledges, grants of security interests, liens, powers, and privileges existing by virtue of the Guaranty and Security Agreement (in each case, as amended by this Amendment) and other Loan Documents to which it is a party.
     (d) The Company and each of the Guarantors agrees that the guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Security Agreements and Guaranties to which it is a party, are not impaired, released, diminished or reduced in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all Obligations.
     (e) The Company and each of the Guarantors acknowledges and agrees that all terms, provisions, and conditions of the Loan Documents to which it is a party (as amended by this Amendment) shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.
     SECTION 4. Conditions of Effectiveness. This Agreement and the amendments and consent shall become effective as of the date first set forth above (the “Amendment Effective Date”), provided that the following conditions shall have been satisfied:
     (a) Amendment. The Administrative Agent shall have received a counterpart of this Amendment which shall have been executed by Administrative Agent, the Majority Lenders, the Company, and the Guarantors (which may be by telecopy or PDF transmission).
     (b) Resolutions; Incumbency; Organization Documents, Good Standing for Company and Parent. The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary or a Responsible Officer with similar responsibilities of each of the Company and the Parent, or such Person’s general partner, attaching and certifying as of the Amendment Effective Date: (i) resolutions of its board of directors or members, authorizing the transactions contemplated hereby; (ii) the names and genuine signatures of the Responsible Officers of such Person, authorized to execute, deliver and perform, as applicable, this Amendment and all other Loan Documents to be delivered by such Person; (iii) the Organization Documents of Utica as in effect as of the Amendment Effective Date; (iv) the good standing certificate for Utica, from its state of formation, dated as of a recent date.
     (c) Utica Transfer. The Company shall provide to Administrative Agent (i) the Organization Documents of Utica in effect as of the Amendment Effective Date; (ii) evidence of the formation and good standing for Utica, from its state of formation, and (iii) a fully executed copy of the assignment of the Utica Shale Interests from the Company and Terra to Utica.
     (d) No Default; Representations and Warranties; No Material Adverse Effect. Both before and after giving effect to the Utica Transfer:
     (i) except as waived hereunder, the representations and warranties of the Company and the Guarantors in Article VI of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections (a) and (b) of Section 6.14 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement).
     (ii) no Default or Event of Default shall exist, and
     (iii) since May 7, 2010, there shall have been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.
     (e) Certificate of the Chief Financial Officer of Parent. The Administrative Agent shall have received a certificate signed by the Chief Financial Officer of the Parent, certifying as of the Amendment Effective Date as to the solvency of the Company and its Subsidiaries taken as a whole and the Parent and its Subsidiaries taken as a whole (after giving effect to the Utica Transfer).
     (f) Payment of Fees. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses owed pursuant to this Amendment to the extent then due and payable on the Amendment Effective Date.
     (g) Additional Documents. Such other documents, in form and substance satisfactory to Administrative Agent, as the Administrative Agent may reasonably request.
     SECTION 5. Representations and Warranties. Each of the Company and the Parent represents and warrants to Administrative Agent and the Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Amendment, as follows:
     (a) It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.
     (b) The Credit Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered to the Administrative Agent and the Lenders in connection with this Amendment to which it is a party constitute the legal, valid and binding obligations of it, to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability. All liens created by the Loan Documents are in full force and effect.
     (c) This Amendment does not and will not violate any provisions of any of the Organization Documents of the Company.
     (d) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment.
     (e) After giving effect to this Amendment no Default or Event of Default will exist, and all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto are true and correct in all material respects on and as of this date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

     (f) As of the Amendment Effective Date no loan collateral value is attributed to the Utica Shale Interests under the Utica Transfer.
     SECTION 6. Reference to and Effect on the Credit Agreement.
     (a) Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.
     (b) Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.
     SECTION 7. Costs and Expenses. The Company agrees to pay all reasonable legal fees and expenses incurred by Administrative Agent in connection with the preparation, execution and delivery of this Amendment.
     SECTION 8. Extent of Amendments. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Each of the Company and the Parent hereby ratifies and confirms that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral and the Liens on the Collateral securing the Obligations are unimpaired by this Amendment and remain in full force and effect.
     SECTION 9. Loan Documents. The Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms. This Amendment is a Loan Document.
     SECTION 10. Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and Lenders to enter into this Amendment, each of the Company and the Parent represents and warrants that it does not know of any defenses, counterclaims or rights of setoff to the payment of any Indebtedness of the Company or the Parent to Administrative Agent, Issuing Lender or any Lender.
     SECTION 11. Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or pdf shall be equally as effective as delivery of a manually executed counterpart.
     SECTION 12. Partial Release of Liens. The Issuing Lender, the Majority Lenders (including in their capacity as Lender Derivative Providers) and each other Lender Derivative Provider, hereby authorize and instruct the Administrative Agent, consistent with Section 10.09 of the Credit Agreement to release the Liens securing the Obligations insofar as such Liens cover the Utica Shale Interests. In furtherance of the foregoing, the Administrative Agent is hereby instructed to execute, deliver, file and/or record any instruments or other documents required in order to effectuate such release, including, but not limited to, any financing statements, termination statements, recordations or other filings.

     SECTION 13. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal laws of the United States of America.
     SECTION 14. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.
     SECTION 15. NO ORAL AGREEMENTS. The rights and obligations of each of the parties to the loan documents shall be determined solely from written agreements, documents, and instruments, and any prior oral agreements between such parties are superseded by and merged into such writings. This amendment and the other written loan documents executed by the Company, the Guarantors, Administrative Agent, Issuing Lender and/or Lenders represent the final agreement between such parties, and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by such parties. There are no unwritten oral agreements between such parties.
     SECTION 16. No Waiver. Each of the Company and the Parent hereby agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender. Nothing contained in this Amendment nor any past indulgence by the Administrative Agent, Issuing Lender or any Lender, nor any other action or inaction on behalf of the Administrative Agent, Issuing Lender or any Lender, (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, Issuing Lender or any Lender, or a waiver of any of the rights or remedies of the Administrative Agent, Issuing Lender or any Lender provided in the Credit Agreement, the other Loan Documents, or otherwise afforded at law or in equity.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

THE COMPANY: BREITBURN OPERATING L.P., a Delaware limited Partnership By: BREITBURN OPERATING GP, LLC, its general partner
By:	/s/ Halbert S. Washburn
	Name:	Halbert S. Washburn
	Title:	Chief Executive Officer

PARENT: BREITBURN ENERGY PARTNERS L.P., a Delaware limited partnership, By: BREITBURN GP, LLC, its general partner
By:	/s/ Halbert S. Washburn
	Name:	Halbert S. Washburn
	Title:	Chief Executive Officer

PARENT GP: BREITBURN GP, LLC, a Delaware limited partnership,
By:	/s/ Halbert S. Washburn
	Name:	Halbert S. Washburn
	Title:	Chief Executive Officer

GENERAL PARTNER: BREITBURN OPERATING GP, LLC, a Delaware limited partnership,
By:	/s/ Halbert S. Washburn
	Name:	Halbert S. Washburn
	Title:	Chief Executive Officer

Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

SUBSIDIARY GUARANTORS: BREITBURN FINANCE CORPORATION a Delaware corporation
By:	/s/ Halbert S. Washburn
	Name:	Halbert S. Washburn
	Title:	Chief Executive Officer

BREITBURN MANAGEMENT COMPANY, LLC a Delaware limited liability company
By:	/s/ Halbert S. Washburn
Halbert S. Washburn
Chief Executive Officer

ALAMITOS COMPANY, a California corporation
By:	/s/ Halbert S. Washburn
Halbert S. Washburn
Co-President

BREITBURN FLORIDA LLC, a Delaware limited liability company
By:	BreitBurn Operating L.P.,
its sole member

By:	BreitBurn Operating GP, LLC
its general partner

By:	/s/ Halbert S. Washburn
	Name:	Halbert S. Washburn
	Title:	Chief Executive Officer

BREITBURN FULTON LLC, a Delaware limited liability company
By:	/s/ W. Jackson Washburn
W. Jackson Washburn,
President
Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

BEAVER CREEK PIPELINE, L.L.C.,
a Michigan limited liability company,

GTG PIPELINE LLC, a Virginia limited liability
company,

MERCURY MICHIGAN COMPANY, LLC,
a Michigan limited liability company,

TERRA ENERGY COMPANY LLC,
a Michigan limited liability company, and

TERRA PIPELINE COMPANY LLC,
a Michigan limited liability company

By:	/s/ Halbert S. Washburn
	Name:	Halbert S. Washburn
	Title:	Co-Chief Executive Officer

PHOENIX PRODUCTION COMPANY, a Wyoming corporation and PREVENTIVE MAINTENANCE SERVICES LLC, a Colorado limited liability company
By:	/s/ Halbert S. Washburn
Halbert S. Washburn,
Co-President

Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, Issuing Lender and a Lender
By:	/s/ Patrick J. Fults
Patrick J. Fults
Assistant Vice President

Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

THE ROYAL BANK OF SCOTLAND PLC, As a Lender
By:	/s/ Phillip Ballard
	Name:	Phillip Ballard
	Title:	Managing Director

Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

CITIBANK, N.A., As a Lender
By:	/s/ Angela McCracken
	Name:	Angela McCracken
	Title:	Director

Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

THE BANK OF NOVA SCOTIA, As a Lender
By:	/s/ David G. Mills
	Name:	David G. Mills
	Title:	Managing Director

Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

SUMITOMO MITSUI BANKING CORPORATION, As a Lender
By:	/s/ Natsuhiro Samejima
	Name:	Natsuhiro Samejima
	Title:	Senior Vice President

Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

UNION BANK, N.A., As a Lender
By:	/s/ Douglas Gale
	Name:	Douglas Gale
	Title:	Vice President

Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

BANK OF MONTREAL, As a Lender
By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Director

Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

JPMORGAN CHASE BANK NA, As a Lender
By:	/s/ Michael A. Kamauf
	Name:	Michael A. Kamauf
	Title:	Vice President

Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, As a Lender
By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Vice President

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Associate

Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

BARCLAYS BANK PLC, As a Lender
By:	/s/ Ann E. Sutton
	Name:	Ann E. Sutton
	Title:	Director

Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

TORONTO DOMINION (TEXAS) LLC, As a Lender
By:	/s/ Debbi L. Brito
	Name:	Debbi L. Brito
	Title:	Authorized Signatory

Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

BNP PARIBAS, As a Lender
By:	/s/ Polly Schott
	Name:	Polly Schott
	Title:	Director

By:	/s/ Courtney Kubesch
	Name:	Courtney Kubesch
	Title:	Vice President

Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

US BANK NATIONAL ASSOCIATION, As a Lender
By:	/s/ Daniel K. Hansen
	Name:	Daniel K. Hansen
	Title:	Vice President

Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

ROYAL BANK OF CANADA, As a Lender
By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

BANK OF SCOTLAND PLC, As a Lender
By:	/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President

Signature Page to
First Amendment and Consent and
First Amendment to Security Agreement

SCHEDULE 6.19
SUBSIDIARIES AND OTHER EQUITY INTERESTS

Parent’s Subsidiaries	Total Percentage
BreitBurn GP, LLC, a Delaware limited liability company	100%
BreitBurn Finance Corporation, a Delaware corporation	100%
BreitBurn Operating L.P., a Delaware limited partnership	100%
BreitBurn Management Company, LLC, a Delaware limited liability company	100%
BreitBurn Operating GP, LLC, a Delaware limited liability company	100%

Company’s Subsidiaries	Total Percentage
Alamitos Company, a California corporation	100%
Beaver Creek Pipeline, L.L.C., a Michigan limited liability company	100%
BreitBurn Energy Partners I, L.P., a Texas limited partnership	99%
BreitBurn Florida LLC, a Delaware limited liability company	100%
BreitBurn Fulton LLC, a Delaware limited liability company	100%
GTG Pipeline LLC, a Virginia limited liability company	100%
Mercury Michigan Company, LLC, a Michigan limited liability company	100%
Phoenix Production Company, a Wyoming corporation	100%
Preventive Maintenance Services LLC, a Colorado limited liability company	100%
Terra Energy Company LLC, a Michigan limited liability company	100%
Terra Pipeline Company LLC, a Michigan limited liability company	100%
Schedule 6.19 to
First Amendment and Consent and
First Amendment to Security Agreement

Company’s Unrestricted Entities	Total Percentage
BreitBurn Collingwood Utica LLC, a Delaware limited liability company	100%
Seal Beach Gas Processing Venture, a California joint venture	50%
Saginaw Bay Lateral Michigan Limited Partnership, a Michigan limited partnership	54%
Frederic HOF Limited Partnership, a Virginia limited partnership	6%
Terra-Westside Processing Company, a Michigan general partnership	15%
Wilderness-Chester Gas Processing Limited Partnership, a Michigan limited partnership	5.6385%
Wilderness-Chester LLC, a Michigan limited liability company	50%
Wilderness Energy, L.C., a Michigan limited liability company	50%
Wilderness Energy Services Limited Partnership, a Michigan limited partnership	24.5%
(Please see attached org chart)
Schedule 6.19 to
First Amendment and Consent and
First Amendment to Security Agreement

BBEP Structure Charts

BreitBurn Operating L.P.

BreitBurn Operating L.P. (Delaware LP)
100%
Phoenix Production Company (Wyoming Corp.)
100%
Preventive Maintenance Service LLC (Colorado LLC)
100%
Alamitos Company (California Corp.)
100%
BreitBurn Fulton LLC (Delaware LLC)
L 5.5385%
100%
BreitBurn Florida LLC (Delaware LLC)
99%
BreitBurn Energy Partners I, L.P. (Texas LP)
100%
Mercury Michigan Company, LLC (Michigan LLC)
50%
50%
Beaver Creek Pipeline, L.L.C. (Michigan LLC)
100%
Terra Energy Company LLC (Michigan LLC)
100%
GTG Pipeline LLC (Virginia LLC)
Seal Beach Gas Processing Venture (50% joint interest held by Alamitos CO)
G 0.10%
Wilderness-Chester LLC (Michigan LLC)
50%
Wilderness-Chester Gas Processing Limited Partnership (Michigan LP)
Wilderness Energy, L.C. (Michigan LLC)
50%
Wilderness Energy Services Limited Partnership (Michigan LP)
L 24.5%
Frederic HOF Limited Partnership (Virginia LP)
G 6%
L 54%
Saginaw Bay Lateral Michigan Limited Partnership (Michigan LP)
100%
Terra Pipeline Company LLC (Michigan LLC)
G 15%
Terra-Westside Processing Company (Michigan GP)
57%
43%
BreitBurn Collingwood Utica LLC (Delaware LLC)

L = LP interest
G = GP interest

1

Schedule 6.19 to
First Amendment and Consent and
First Amendment to Security Agreement
BBEP Structure Charts BreitBum Operating L.P. Phoenix Production Company (Wyoming Corp.) Preventive Maintenance Service LLC Colorado LLC) Alamitos Company (California Corp.) BreitBum Fulton LLC (Delaware LLC)
BreitBum Florida LLC (Delaware LLC) 99%
BreitBum Energy Partners I, L.P. (Texas LP)
Mercury Michigan Company, LLC (Michigan LLC)
50% 50%
Beaver Creek Pipeline, L.L.C. (Michigan LLC)
Terra Energy Company LLC (Michigan LLC)
GTG Pipeline LLC (Virginia LLC)
Terra Pipeline Company LLC (Michigan LLC)
Seal Beach Gas Processing Venture (50% joint interest held by Alarnitos CO)
Wilderness-Chester Gas Processing Limited Partnership (Michigan LP)
Wilderness-Chester LLC — 50%
(Michigan LLC) I
Wilderness Energy, L.C. -
(Michigan LLC)
L 54%Saginaw Bay Lateral Michigan Limited Partnership) (Michigan LP)
100%
BreitBum Collingwood Utica LLC (Delaware LLC) Wilderness Energy
Services Limited L 24.5% Partnership
(Michigan LP)
Terra-Westside Processing Company (Michigan GP)
Frederic HOF Limited Partnership G 6% (Virginia LP) L = LP interest G = GP interest